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                                 STABILITY AGREEMENT


          This STABILITY AGREEMENT (the "Agreement") is made and entered into as of the 18 day of March 1998, by and between Mauna Loa Macadamia Partners, L.P., a Delaware limited partnership (the "Partnership"), and Jane Buyers Russo, Rebecca W. Buyers-Basso, Elsie Buyers Viehman, Trustees of the J. W. A. Buyers Educational Trust (the "Trust").


                                   R E C I T A L S


          WHEREAS, C. Brewer Homes, Inc. (the "Corporation") has agreed to merge with and into the Partnership (the "Merger"), as set forth in that Amended and Restated Agreement and Plan of Merger dated as of December 18, 1997, by and between the Partnership and the Corporation (the "Merger Agreement");


          WHEREAS, the capitalized terms used and not defined herein shall have the meanings set forth in the Merger Agreement;


          WHEREAS, the Corporation covenanted in the Merger Agreement to use all reasonable efforts to cause each person or group of persons who holds five percent (5%) or more of the Corporation Class B Stock to deliver to the Partnership a Stability Agreement, to the effect that during the one (1) year period following the Effective Time of the Merger such person or group will not sell Partnership Class A Units received in exchange for Corporation Class B Stock.


          NOW, THEREFORE, on the basis of the foregoing recitals and in consideration of the mutual representations, warranties, covenants, and agreements contained herein, and for other good and valuable consideration, the Partnership and the Person hereby agree as follows:


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          1.   NO SALE OF PARTNERSHIP UNITS.  If the Merger is consummated as set forth in the Merger Agreement, then the Person shall not sell, transfer, or otherwise dispose of any Partnership Class A Units received in the Merger, directly or indirectly, for or during a period of one (1) year following the Effective Time of the Merger. That one-year period is referred to herein as the "Stability Period."


          2. GIFT OF PARTNERSHIP UNITS ALLOWED. Nothing in this Agreement shall prevent the Person from making bona fide gifts or transfers or other disposition without consideration of the Partnership Class A Units received in exchange for Corporation Class B Stock, directly or indirectly, to any person or entity during the Stability Period; provided, however, that the donee of a gift of such Partnership Class A Units shall not sell, transfer, or otherwise dispose of without consideration such Partnership Class A Units for or during a period of one (1) year following the Effective Time of the Merger.


          3. BINDING EFFECT. This Agreement shall be binding upon and enforceable against the Person's administrators, executors, representatives, heirs, legatees, devisees, successors, assigns, and any pledgee holding the Corporation Class B Stock or Partnership Class A Units as collateral.


          4. LITIGATION EXPENSES. If any party to this Agreement brings an action or suit against any other party by reason of any breach of any covenant, agreement, representation, warranty, or other provision hereof, or any breach of any duty or obligation created hereunder by such other party, the prevailing party, as determined by the court or other body having jurisdiction, shall be entitled to have and recover of and from the losing party, as determined by the court or other body having jurisdiction, all reasonable costs and expenses incurred or sustained by such prevailing party in connection with such suit or action, including, without limitation, legal fees and court costs (whether or not taxable as such).


          5. WAIVER OF JURY TRIAL. Each party hereto waives trial by jury in any matter arising out of this Agreement or related to this Agreement or in connection with any transaction or matter contemplated in the Agreement.


                                          2.


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          6.   AUTHORITY.  Each party hereto has full power to execute this
Agreement, and to make the representations, warranties, and agreements herein, and to perform any obligations hereunder.


          7. ADVICE OF COUNSEL. Each party hereto has had the opportunity to consult with legal and financial counsel prior to the execution of this Agreement.


          IN WITNESS WHEREOF, the parties to this Agreement have duly executed this Agreement as of the day and year first written above.



                         MAUNA LOA MACADAMIA PARTNERS, L.P.

                         By: MAUNA LOA RESOURCES INC.
                             Its General Partner


                         By:   /s/  Kent T. Lucien
                             ----------------------------------------
                               Name: Kent T. Lucien
                               Title:   President

                                                        "Partnership"



                                /s/  Jane Buyers Russo
                           -----------------------------------------
                           Jane Buyers Russo, As Trustee
                           JWA Buyers Educational Trust

                                /s/  Rebecca W. Buyers Basso
                           -----------------------------------------
                           Trustee
                           JWAB Educational Trust

                                /s/  Elsie Buyers Viehman as Trustee
                           -----------------------------------------
                           J. W. A. Buyers Educational Trust

                                                            "Person"



                                          3.